Exhibit 99.1

Recast Segment Selected Financial Data for the

2014 and 2013 Quarterly Periods

Selected segment financial information for the 2014 and 2013 quarterly periods is presented below. Prior year information has been recast to conform to the current year presentation.

Expedia, Inc. (the “Company”) now considers its business to consist of the following four reportable segments:

•	Core OTA: Our Core Online Travel Companies (“Core OTA”) segment provides a full range of travel and advertising services to our worldwide customers through a variety of brands including: Expedia.com and Hotels.com in the United States and localized Expedia.com and Hotels.com websites throughout the world, Expedia Affiliate Network, Hotwire.com, Travelocity, Venere, Wotif Group, CarRentals.com, and Classic Vacations.

•	trivago: Our trivago segment generates advertising revenue primarily from sending referrals to online travel companies and travel service providers from its localized hotel metasearch websites.

•	Egencia: Our Egencia segment provides managed travel services to corporate customers worldwide.

•	eLong: Our eLong segment consists of our majority ownership interest in eLong, Inc., which specializes in mobile and online travel services in China.

We determined our operating segments based on how our chief operating decision makers manage our business, make operating decisions and evaluate operating performance. Our primary operating metric is adjusted EBITDA. Adjusted EBITDA for our Core OTA and Egencia segments includes allocations of certain expenses, primarily cost of revenue and facilities, and our Core OTA segment includes the total costs of our global supply organization as well as the realized foreign currency gains or losses related to forward contracts that hedge a component of our net merchant hotel revenue. We base these allocations primarily on transaction volumes and other usage metrics. We do not allocate certain shared expenses such as accounting, human resources, information technology and legal expenses to our reportable segments. We include these shared expenses in Corporate and Eliminations. Our allocation methodology is periodically evaluated and may change.

Our segment disclosure includes intersegment revenues, which primarily consist of advertising and media services provided by our trivago segment to our Core OTA segment. These intersegment transactions are recorded by each segment at amounts that approximate fair value as if the transactions were with third parties, and therefore impact segment performance. However, the revenue and corresponding expense are eliminated in consolidation, which is included within Corporate and Eliminations in the tables below.

EXPEDIA, INC.

HISTORICAL SEGMENT FINANCIALS

2013 to 2014

(in millions)

	2013					2014
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Gross Bookings
Core OTA	$8,283	$8,515	$8,679	$7,493	$32,970	$10,811	$11,174	$11,453	$9,431	$42,869
Egencia	1,117	1,188	1,125	1,104	4,533	1,310	1,328	1,285	1,226	5,149

Expedia (excluding eLong)	$9,400	$9,703	$9,803	$8,597	$37,503	$12,121	$12,502	$12,738	$10,657	$48,018
eLong(1)	381	418	633	507	1,939	504	544	731	650	2,429

Total	$9,781	$10,121	$10,437	$9,104	$39,443	$12,624	$13,046	$13,470	$11,307	$50,447
Revenue
Core OTA	$876	$1,026	$1,197	$970	$4,069	$1,001	$1,268	$1,477	$1,159	$4,905
trivago(2)	14	54	92	55	216	83	104	139	87	414
Egencia	89	95	85	96	365	100	103	97	100	400
Corporate and Eliminations	(2)	(9)	(21)	(12)	(43)	(24)	(32)	(49)	(27)	(133)

Expedia (excluding eLong)	$977	$1,167	$1,354	$1,109	$4,607	$1,160	$1,443	$1,664	$1,318	$5,585
eLong(1)	35	38	48	43	164	40	51	49	38	178

Total	$1,012	$1,205	$1,402	$1,152	$4,771	$1,200	$1,495	$1,713	$1,356	$5,763
Adjusted EBITDA
Core OTA	$176	$276	$419	$302	$1,172	$183	$345	$501	$359	$1,387
trivago(2)	0	(5)	6	18	18	(1)	(10)	0	14	4
Egencia	12	18	12	18	60	17	18	16	11	61
Unallocated Overhead Costs	(85)	(91)	(91)	(92)	(359)	(91)	(101)	(102)	(107)	(401)

Expedia (excluding eLong)	$103	$197	$345	$245	$891	$108	$252	$415	$277	$1,051
eLong(1)	2	(6)	(5)	(3)	(12)	(1)	8	(6)	(27)	(27)

Total(3)	$105	$192	$340	$242	$879	$107	$259	$409	$250	$1,025

Note:	Some numbers may not add due to rounding.
(1)	The classification of certain revenue and expense items as well as the foreign exchange rates used for reporting purposes may result in immaterial differences between the above reported amounts and eLong, Inc.’s standalone results.
(2)	Includes results following the acquisition of a controlling interest in trivago on March 8, 2013.
(3)	“Adjusted EBITDA” (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is a non-GAAP measure as defined by the Securities and Exchange Commission (the “SEC”). Please see the section below titled “Adjusted EBITDA (a Non-GAAP Financial Measure)” for an explanation and definition of this non-GAAP measure, as well as a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP.

Adjusted EBITDA (a Non-GAAP Financial Measure)

This presentation includes a financial measure titled Adjusted EBITDA, which is a supplemental measure to GAAP and is defined by the SEC as a non-GAAP financial measure. Adjusted EBITDA is the primary operating metric by which management evaluates the performance of the business and on which internal budgets are based. Management believes that investors should have access to the same set of tools that management uses to analyze our results. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to results prepared in accordance with GAAP. Adjusted EBITDA has certain limitations in that it does not take into account the impact of certain expenses to our consolidated statements of operations. We endeavor to compensate for this limitation by also providing the most directly comparable GAAP measure and descriptions of the reconciling items and adjustments to derive the non-GAAP measure. Adjusted EBITDA excludes certain items related to transactional tax matters, which may ultimately be settled in cash, and we urge investors to review the detailed disclosure regarding these matters in the Management Discussion and Analysis, Legal Proceedings sections, as well as the notes to the financial statements, included in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission. The Adjusted EBITDA measure used by the Company may be calculated differently from, and therefore may not be comparable to, a similarly titled measure used by other companies.

Adjusted EBITDA is defined as operating income / (loss) plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i)

amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings; (5) gains (losses) realized on revenue hedging activities that are included in other, net; and (6) depreciation.

The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.

EXPEDIA, INC.

SEGMENT RECONCILIATIONS TO NET INCOME

	Three months ended March 31, 2013
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$876,109	$12,718	$88,519	$35,021	$—	$1,012,367
Intersegment revenue	—	1,654	—	—	(1,654)	—

Revenue	$876,109	$14,372	$88,519	$35,021	$(1,654)	$1,012,367

Adjusted EBITDA	$175,800	$29	$12,332	$2,225	$(85,258)	$105,128
Depreciation	(24,156)	—	(3,901)	(1,247)	(19,562)	(48,866)
Amortization of intangible assets	—	—	—	—	(12,570)	(12,570)
Stock-based compensation	—	—	—	—	(75,078)	(75,078)
Acquisition-related and other					(9,829)	(9,829)
Legal reserves, occupancy tax and other	—	—	—	—	(61,558)	(61,558)
Realized gain on revenue hedges	(2,855)	—	—	—	—	(2,855)

Operating income (loss)	$148,789	$29	$8,431	$978	$(263,855)	(105,628)

Other expense, net						(13,643)

Loss before income taxes						(119,271)
Provision for income taxes						11,903

Net loss						(107,368)
Net loss attributable to noncontrolling interests						3,142

Net loss attributable to Expedia, Inc.						$(104,226)

	Three months ended June 30, 2013
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$1,026,497	$45,316	$95,308	$37,896	$—	$1,205,017
Intersegment revenue	—	8,537	—	—	(8,537)	—

Revenue	$1,026,497	$53,853	$95,308	$37,896	$(8,537)	$1,205,017

Adjusted EBITDA	$275,661	$(5,130)	$17,767	$(5,507)	$(91,089)	$191,702
Depreciation	(26,269)	(163)	(3,540)	(1,368)	(19,799)	(51,139)
Amortization of intangible assets	—	—	—	—	(18,837)	(18,837)
Stock-based compensation	—	—	—	—	(16,086)	(16,086)
Legal reserves, occupancy tax and other	—	—	—	—	(6,246)	(6,246)
Realized gain on revenue hedges	(5,108)	—	—	—	—	(5,108)

Operating income (loss)	$244,284	$(5,293)	$14,227	$(6,875)	$(152,057)	94,286

Other expense, net						(6,863)

Income before income taxes						87,423
Provision for income taxes						(24,408)

Net income						63,015
Net loss attributable to noncontrolling interests						8,485

Net income attributable to Expedia, Inc.						$71,500

	Three months ended September 30, 2013
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$1,196,681	$71,545	$85,377	$48,257	$—	$1,401,860
Intersegment revenue	—	20,550	—	—	(20,550)	—

Revenue	$1,196,681	$92,095	$85,377	$48,257	$(20,550)	$1,401,860

Adjusted EBITDA	$418,808	$5,714	$11,683	$(5,276)	$(91,032)	$339,897
Depreciation	(27,414)	(193)	(3,844)	(1,382)	(20,132)	(52,965)
Amortization of intangible assets	—	—	—	—	(18,514)	(18,514)
Stock-based compensation	—	—	—	—	(18,039)	(18,039)
Legal reserves, occupancy tax and other	—	—	—	—	(6,874)	(6,874)
Realized gain on revenue hedges	(4,814)	—	—	—	—	(4,814)

Operating income (loss)	$386,580	$5,521	$7,839	$(6,658)	$(154,591)	238,691

Other expense, net						(26,611)

Income before income taxes						212,080
Provision for income taxes						(45,356)

Net income						166,724
Net loss attributable to noncontrolling interests						4,135

Net income attributable to Expedia, Inc.						$170,859

	Three months ended December 31, 2013
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$969,997	$43,460	$95,719	$42,839	$—	$1,152,015
Intersegment revenue	—	12,014	—	—	(12,014)	—

Revenue	$969,997	$55,474	$95,719	$42,839	$(12,014)	$1,152,015

Adjusted EBITDA	$301,594	$17,837	$18,019	$(3,433)	$(92,021)	$241,996
Depreciation	(30,620)	(214)	(4,512)	(1,445)	(21,983)	(58,774)
Amortization of intangible assets	—	—	—	—	(21,810)	(21,810)
Stock-based compensation	—	—	—	—	(20,970)	(20,970)
Legal reserves, occupancy tax and other	—	—	—	—	(3,241)	(3,241)
Realized loss on revenue hedges	1,510	—	—	—	—	1,510

Operating income (loss)	$272,484	$17,623	$13,507	$(4,878)	$(160,025)	138,711

Other expense, net						(18,250)

Income before income taxes						120,461
Provision for income taxes						(26,474)

Net income						93,987
Net loss attributable to noncontrolling interests						730

Net income attributable to Expedia, Inc.						$94,717

	Year ended December 31, 2013
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$4,069,284	$173,039	$364,923	$164,013	$—	$4,771,259
Intersegment revenue	—	42,755	—	—	(42,755)	—

Revenue	$4,069,284	$215,794	$364,923	$164,013	$(42,755)	$4,771,259

Adjusted EBITDA	$1,171,863	$18,450	$59,801	$(11,991)	$(359,400)	$878,723
Depreciation	(108,459)	(570)	(15,797)	(5,442)	(81,476)	(211,744)
Amortization of intangible assets	—	—	—	—	(71,731)	(71,731)
Stock-based compensation	—	—	—	—	(130,173)	(130,173)
Acquisition-related and other	—	—	—	—	(9,829)	(9,829)
Legal reserves, occupancy tax and other	—	—	—	—	(77,919)	(77,919)
Realized gain on revenue hedges	(11,267)	—	—	—	—	(11,267)

Operating income (loss)	$1,052,137	$17,880	$44,004	$(17,433)	$(730,528)	366,060

Other expense, net						(65,367)

Income before income taxes						300,693
Provision for income taxes						(84,335)

Net income						216,358
Net loss attributable to noncontrolling interests						16,492

Net income attributable to Expedia, Inc.						$232,850

	Three months ended March 31, 2014
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$1,000,847	$59,075	$100,238	$40,211	$—	$1,200,371
Intersegment revenue	—	24,332	—	—	(24,332)	—

Revenue	$1,000,847	$83,407	$100,238	$40,211	$(24,332)	$1,200,371

Adjusted EBITDA	$183,351	$(690)	$16,588	$(1,338)	$(91,140)	$106,771
Depreciation	(31,453)	(236)	(4,922)	(1,495)	(24,028)	(62,134)
Amortization of intangible assets	—	—	—	—	(18,492)	(18,492)
Stock-based compensation	—	—	—	—	(24,821)	(24,821)
Legal reserves, occupancy tax and other	—	—	—	—	(3,539)	(3,539)
Realized gain on revenue hedges	(783)	—	—	—	—	(783)

Operating income (loss)	$151,115	$(926)	$11,666	$(2,833)	$(162,020)	(2,998)

Other expense, net						(16,487)

Loss before income taxes						(19,485)
Provision for income taxes						(319)

Net loss						(19,804)
Net loss attributable to noncontrolling interests						5,500

Net loss attributable to Expedia, Inc.						$(14,304)

	Three months ended June 30, 2014
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$1,268,102	$71,939	$103,114	$51,477	$—	$1,494,632
Intersegment revenue	—	32,435	—	—	(32,435)	—

Revenue	$1,268,102	$104,374	$103,114	$51,477	$(32,435)	$1,494,632

Adjusted EBITDA	$344,529	$(9,770)	$17,611	$7,597	$(100,711)	$259,256
Depreciation	(33,757)	(334)	(4,771)	(1,616)	(25,080)	(65,558)
Amortization of intangible assets	—	—	—	—	(18,264)	(18,264)
Stock-based compensation	—	—	—	—	(21,014)	(21,014)
Legal reserves, occupancy tax and other	—	—	—	—	(31,416)	(31,416)
Realized loss on revenue hedges	6,216	—	—	—	—	6,216

Operating income (loss)	$316,988	$(10,104)	$12,840	$5,981	$(196,485)	129,220

Other expense, net						(22,615)

Income before income taxes						106,605
Provision for income taxes						(20,751)

Net income						85,854
Net loss attributable to noncontrolling interests						3,519

Net income attributable to Expedia, Inc.						$89,373

	Three months ended September 30, 2014
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$1,477,145	$89,821	$96,667	$48,871	$—	$1,712,504
Intersegment revenue	—	48,735	—	—	(48,735)	—

Revenue	$1,477,145	$138,556	$96,667	$48,871	$(48,735)	$1,712,504

Adjusted EBITDA	$500,513	$116	$16,037	$(6,042)	$(101,554)	$409,070
Depreciation	(36,613)	(380)	(5,054)	(1,729)	(23,693)	(67,469)
Amortization of intangible assets	—	—	—	—	(18,519)	(18,519)
Stock-based compensation	—	—	—	—	(22,304)	(22,304)
Legal reserves, occupancy tax and other	—	—	—	—	(3,888)	(3,888)
Realized gain on revenue hedges	(54)	—	—	—	—	(54)

Operating income (loss)	$463,846	$(264)	$10,983	$(7,771)	$(169,958)	296,836

Other expense, net						(7,311)

Income before income taxes						289,525
Provision for income taxes						(38,904)

Net income						250,621
Net loss attributable to noncontrolling interests						6,438

Net income attributable to Expedia, Inc.						$257,059

	Three months ended December 31, 2014
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$1,159,056	$59,720	$99,685	$37,517	$—	$1,355,978
Intersegment revenue	—	27,462	—	—	(27,462)	—

Revenue	$1,159,056	$87,182	$99,685	$37,517	$(27,462)	$1,355,978

Adjusted EBITDA	$358,993	$14,261	$10,697	$(26,877)	$(107,383)	$249,691
Depreciation	(37,686)	(410)	(5,285)	(1,870)	(25,405)	(70,656)
Amortization of intangible assets	—	—	—	—	(24,340)	(24,340)
Stock-based compensation	—	—	—	—	(16,872)	(16,872)
Legal reserves, occupancy tax and other	—	—	—	—	(2,696)	(2,696)
Restructuring and related reorganization charges	—	—	—	—	(25,630)	(25,630)
Realized gain on revenue hedges	(14,791)	—	—	—	—	(14,791)

Operating income (loss)	$306,516	$13,851	$5,412	$(28,747)	$(202,326)	94,706

Other expense, net						(6,710)

Income before income taxes						87,996
Provision for income taxes						(31,717)

Net income						56,279
Net loss attributable to noncontrolling interests						9,690

Net income attributable to Expedia, Inc.						$65,969

	Year ended December 31, 2014
	Core OTA	trivago	Egencia	eLong	Corporate & Eliminations	Total
	(In thousands)
Third-party revenue	$4,905,150	$280,555	$399,704	$178,076	$—	$5,763,485
Intersegment revenue	—	132,964	—	—	(132,964)	—

Revenue	$4,905,150	$413,519	$399,704	$178,076	$(132,964)	$5,763,485

Adjusted EBITDA	$1,387,386	$3,917	$60,933	$(26,660)	$(400,788)	$1,024,788
Depreciation	(139,509)	(1,360)	(20,032)	(6,710)	(98,206)	(265,817)
Amortization of intangible assets	—	—	—	—	(79,615)	(79,615)
Stock-based compensation	—	—	—	—	(85,011)	(85,011)
Legal reserves, occupancy tax and other	—	—	—	—	(41,539)	(41,539)
Restructuring and related reorganization charges	—	—	—	—	(25,630)	(25,630)
Realized gain on revenue hedges	(9,412)	—	—	—	—	(9,412)

Operating income (loss)	$1,238,465	$2,557	$40,901	$(33,370)	$(730,789)	517,764

Other expense, net						(53,123)

Income before income taxes						464,641
Provision for income taxes						(91,691)

Net income						372,950
Net loss attributable to noncontrolling interests						25,147

Net income attributable to Expedia, Inc.						$398,097